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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 15, 1998



                       Salomon Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                      1-4346                      22-1660266
   (State or other               (Commission                   (IRS Employer
   jurisdiction of               File Number)                Identification No.)
   incorporation)

              388 Greenwich Street, New York, NY           10013
           (Address of principal executive offices)      (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)


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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             Exhibits:

Exhibit No.         Description

1.01 Terms Agreement, dated June 15, 1998, among Salomon Smith Barney Holdings Inc. and Salomon Brothers Inc, Chase Securities Inc., Citicorp Securities, Inc., Credit Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc. and NationsBanc Montgomery Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6 1/4% Notes due June 15, 2005.

4.01                Form of Note for the Company's 6 1/4% Notes due June 15,
                    2005.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 16, 1998                       SALOMON SMITH BARNEY HOLDINGS INC.


                                                By:      /s/Mark I. Kleinman
                                                         ----------------------
                                                         Mark I. Kleinman
                                                         Deputy Treasurer


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